[LOGO] EMPIRE BUILDER
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886

Dear Shareholder,

      We are pleased to present The Empire Builder Tax Free Bond Fund Annual Report for the year ended February 28, 2002.

      We are glad to report the portfolio has had a good year. The Federal Reserve Board cut the Discount Rate several times last year, which has been good for the bond market. For the year ended February 28, 2002 the Builder class was up 5.74%, and the Premier class was up 6.01%.

      We expect another good year for tax-exempt municipal bonds. Although the economy has strengthened from the trough, we believe the improvement will be limited and sporadic. There is too much world capacity for inflation to grow (a low inflationary environment is usually positive for the bond market). All this indicates that interest rates will remain stable, and tax exempt yields should not vary substantially.

      In our opinion, The Empire Builder Tax-Free Bond Fund is well positioned for the next year. The no-load structure continues to offer value to the shareholder because there is no charge to purchase units. We also recommend our automatic investment program (also known as dollar cost averaging*) that allows you to follow a disciplined investment plan. Please call the customer service desk at 1-800-847-5886 for information on how to participate. We look forward to helping you meet your investment needs.

Sincerely,

/s/ Seth M. Glickenhaus

Seth M. Glickenhaus
President

*Dollar cost averaging does not insure a profit and does not protect against loss in declining markets. An investor should consider his or her financial ability to continue making additional investments through periods of low share price levels.

This report must be preceded or accompanied by a prospectus. For more complete information including charges and expenses, please call 1-800-847-5886 to receive a prospectus. Read the prospectus carefully before investing or sending money.

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).

Past performance does not guarantee future results.

              Not FDIC insured. May lose value. No bank guarantee.

                             [LOGO] EMPIRE BUILDER

Market Conditions during the Fund's Most Recent Fiscal Year.

      As we mentioned last year, the 10-year Treasury bond became the leading benchmark for long-term interest rates. Interest rates in the 10-year government bond market for the fiscal year ended February 28, 2002 started at approximately 4.89% and ended at 4.85%. This does not look like a significant change year over year; however, the yield reached a high of 5.52% and a low of 4.02%. This characterizes a volatile market and, consequentially, we saw up and down movement in the value of investment grade New York tax exempt bonds. With all of the movement in the market, the rates ended lower which increased the value of our holdings.

      We try to enhance the value of the Fund whenever possible. We continue to manage the Fund conservatively taking advantage of opportunities that arise in the marketplace due to interest rate movements and quality enhancements.

      The following graphs illustrate the total return based on a $10,000 investment in Builder Class shares of the Fund made February 28, 1992, and a $20,000 investment in Premier Class shares of the Fund made at the commencement date of April 15, 1996, held in each through February 28, 2002, as well as the performance of the Lehman Municipal Bond Index over the same period.

      The Lehman Municipal Bond Index includes 25,000 long-term, investment grade, municipal bonds. In the opinion of the Fund's advisor, this index most accurately represents the performance of the broad municipal bond market. However, there are substantial differences between the index and the Fund. First, the index covers municipal bonds nationwide, whereas the Fund invests only in New York tax exempt bonds. Second, the index does not reflect the cost and expenses of actually obtaining the underlying bonds. Third, the index had a higher level of volatility than the Fund during the ten years ended December 31, 1998, as measured by Beta. Finally, the index represents an unmanaged portfolio whereas the Fund is professionally managed.

      The graphs assume all dividends and distributions are reinvested at net asset value. Past performance is not predictive of future performance.

      The Fund's Builder Class shares' average annual total return for the periods indicated was as follows:

            5.74% for the one-year period beginning March 1, 2001 and ended February 28, 2002.

            5.27% for the five-year period beginning March 1, 1997 and ended February 28, 2002.

            6.04% for the ten-year period beginning March 1, 1992 and ended February 28, 2002.

[The following information was depicted as a line chart in the printed material]

                            LB Muni TR (Index)        Empire Builder
                            ------------------        --------------
February 29, 1992                 10,000                10,000.00
February 28, 1993                 11,377                11,482.66
February 28, 1994                 12,005                12,107.72
February 28, 1995                 12,232                12,239.95
February 29, 1996                 13,584                13,334.93
February 28, 1997                 14,334                13,908.29
February 28, 1998                 15,645                14,991.23
February 28, 1999                 16,606                15,717.70
February 29, 2000                 16,260                15,027.30
February 28, 2001                 18,268                17,003.99
February 28, 2002                 19,508                17,979.25

      * An unmanaged portfolio.

      The Fund's Premier Class shares' average annual total return for the periods indicated was as follows:

      6.01% for the one-year period beginning March 1, 2001 and ended February 28, 2002.

      8.04% for the period beginning April 15, 1996 (commencement of operations) and ended February 28, 2002.

[The following information was depicted as a line chart in the printed material]

                            LB Muni TR (Index)    Empire Builder Premier
                            ------------------    ----------------------
April 15, 1996                    20,000                20,000.00
February 28, 1997                 21,438                21,280.41
February 28, 1998                 23,399                22,992.42
February 28, 1999                 24,837                24,177.87
February 29, 2000                 24,319                23,136.67
February 28, 2001                 27,322                26,319.48
February 28, 2002                 29,177                27,901.61

      * An unmanaged portfolio.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                  Portfolio of Investments -- February 28, 2002

                                                                                                      Principal            Value
Credit Ratings**     Municipal Securities--98.5%                                                        Amount           (Note 2)
----------------     ---------------------------                                                      ----------       ------------
                     New York City (3.6%)
    Aaa/AAA          New York City, General Obligation, Series B, 5.25%,
                        8/1/2017, Callable 8/1/2007 @ 101, (AMBAC) ................................   $  750,000       $    772,673
    NR/AAA           New York City, General Obligation, Series D, 5.125%,
                        8/1/2019, Callable 8/1/2010 @ 101, (FGIC) .................................    2,000,000          2,030,480
    Aaa/AAA          New York City, General Obligation, Series B, 5.375%,
                        8/1/2022, Callable 8/1/2007 @ 101, (MBIA) .................................    1,250,000          1,279,425
                                                                                                                       ------------
                     Total New York City                                                                                  4,082,578
                                                                                                                       ------------
                     New York State Agencies (66.1%)
                     New York State Dormitory Authority (42.2%)
    Aaa/AAA             Augustana Lutheran Home for the Aged, Series A, 5.50%,
                           8/1/2020, Callable 8/1/2010 @ 101, (MBIA)(FHA) .........................      970,000          1,005,250
    Aaa/AAA             Augustana Lutheran Home for the Aged, Series A, 5.50%,
                           8/1/2030, Callable 8/1/2010 @ 101, (MBIA)(FHA) .........................      750,000            768,210
    Aaa/AAA             City University, Series 1, 5.375%, 7/1/2024, Callable 1/1/2008
                           @ 102, (FGIC) ..........................................................    2,000,000          2,041,420
    A3/AA-              Cons City University Systems, 2nd Gen-- A, 6.00%, 7/1/2020,
                           Non Callable ...........................................................    1,000,000          1,130,640
    Aaa/AAA             Fordham University, 5.00%, 7/1/2028, Callable 7/1/2008
                           @ 101, (MBIA) ..........................................................    1,500,000          1,482,585
    NR/AAA              Heritage House Nursing Center, 7.00%, 8/1/2031, Callable
                           4/19/2002 @ 102, (FHA) .................................................      455,000            467,048
    Aaa/NR              Ithaca College, 5.00%, 7/1/2026, Callable 7/1/2008 @ 101,
                           (AMBAC) ................................................................    3,465,000          3,440,641
    Aaa/AAA             Mt. Sinai School of Medicine, 6.75%, 7/1/2015, Callable
                           4/19/2002 @ 102, (MBIA) ................................................    2,250,000          2,302,538
    Aaa/AAA             New York Medical College, 5.25%, 7/1/2013, Callable 7/1/2008
                           @ 101, (MBIA) ..........................................................    1,015,000          1,074,418
    Aaa/AAA             New York University, Series A, 6.00%, 7/1/2017, Non Callable,
                           (MBIA) .................................................................    1,000,000          1,153,850
    Aaa/AAA             New York University, Series 2, 5.50%, 7/1/2018, Callable
                           7/1/2011 @ 100, (AMBAC) ................................................      500,000            528,715
    Aaa/AAA             Office Facilities-Audit & Control, 5.00%, 4/1/2029, Callable
                           4/1/2009 @ 101, (MBIA) .................................................    5,000,000          4,919,649
    NR/AAA              Park Ridge Housing, Inc., 6.375%, 8/1/2020, Callable 8/1/2010
                           @ 101, (FNMA) ..........................................................    1,000,000          1,097,080
    NR/AAA              Park Ridge Housing, Inc., 6.50%, 8/1/2025, Callable 8/1/2010
                           @101, (FNMA) ...........................................................    1,470,000          1,612,458
    Aaa/AAA             Rockefeller University, Series A1, 5.00%, 7/1/2032, Callable
                           7/1/2012 @ 100 .........................................................    4,750,000          4,742,305
    Aaa/AAA             Special Acts School Districts Program, 6.00%, 7/1/2019,
                           Callable 7/1/2005 @ 102, (MBIA) ........................................    3,540,000          3,847,838
    Aaa/AAA             St. John's University, Series A, 5.25%, 7/1/2030, Callable
                           7/1/2011 @ 101, (MBIA) .................................................    1,500,000          1,514,175

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                                                                                      Principal            Value
Credit Ratings**     Municipal Securities -- continued                                                  Amount            (Note 2)
----------------     ---------------------------------                                                ----------       ------------
                     New York State Agencies--continued
                     New York State Dormitory Authority--continued
    A3/AA-              State Service Contract, Albany County Airport, 5.25%, 4/1/2013,
                           Callable 4/1/2008 @ 101 ................................................   $1,200,000       $  1,260,384
    NR/AAA              State University, 5.375%, 7/1/2021, Callable 7/1/2008 @ 102,
                           (MBIA) .................................................................    1,190,000          1,221,618
    Aaa/AAA             State University Educational Facilities, 5.125%, 5/15/2021,
                           Callable 5/15/2008 @ 101, (MBIA) .......................................    4,600,000          4,639,560
    Aaa/AAA             Upstate Community Colleges, Series A, 6.00%, 7/1/2019,
                           Callable 7/1/2010 @ 101, (FSA) .........................................    1,000,000          1,112,210
    Aaa/AAA             Upstate Community Colleges, Series A, 6.00%, 7/1/2020,
                           Callable 7/1/2010 @ 101, (FSA) .........................................      845,000            934,224
    Aaa/AAA             Upstate Community Colleges, Series A, 5.00%, 7/1/2028,
                           Callable 7/1/2009 @ 101, (MBIA) ........................................    3,000,000          2,965,170
    NR/AAA              Westchester County, Court Facilities, 5.25%, 8/1/2018, Callable
                           2/1/2009 @ 101, (MBIA) .................................................    2,800,000          2,887,528
                     New York State Environmental Facilities Corp. (4.0%)
    Aaa/AAA             Clean Water & Drinking, Revolving Funds, New York City
                           Municipal Water, Project-B, 5.00%, 6/15/2031, Callable
                           6/15/2012 @ 100 ........................................................    3,000,000          2,967,900
    Aaa/AAA             Water Pollution Control Revenue, Revolving Fund, Water Pooled
                           Loan, 5.90%, 1/15/2018, Callable 1/15/2006 @ 102 .......................    1,510,000          1,618,962
                     New York State Housing Finance Agency (3.4%)
    Aaa/AAA             Housing Project Mortgage Revenue Bonds, Series A,
                           6.125%, 11/1/2020, Callable 5/1/2006 @ 102, (FSA) ......................    1,460,000          1,565,120
    Aa1/NR              Multi-Family Housing, Secured Mortgage Program, 6.45%,
                           8/15/2014, Callable 2/15/2004 @ 102, (SONYMA Insured) ..................    2,245,000          2,358,575
                     New York State Medical Care Facilities Finance Agency (3.1%)
    Aaa/AAA             Hospital and Nursing Home, St. Vincent's Hospital Project,
                        6.20%, 2/15/2021, Callable 2/15/2004 @ 102, (AMBAC)(FHA) ..................    1,060,000          1,144,016
    Aaa/AAA             Long Term Health Care, 6.50%, 11/1/2015, Callable 11/1/2002
                           @ 102, (FSA)(SONYMA Insured) ...........................................    2,245,000          2,353,636
                     New York State Thruway Authority (2.9%)
    Aa3/AA-             Highway & Bridge Trust Fund Bonds, Series D, 5.375%,
                           1/1/2027, Callable 1/1/2007 @ 102 ......................................    3,280,000          3,331,168
                     New York State Urban Development Corporation (3.1%)
    NR/AAA              Correctional Facilities Services, 5.00%, 1/1/2025, Callable
                           1/1/2009 @ 101, (MBIA) .................................................    1,500,000          1,491,810
    A3/AA-              Empire State Development Corporation, University Facilities
                           Grants, 6.00%, 1/1/2009, Non Callable ..................................      905,000          1,019,555
    A3/AA-              Youth Facilities, 5.75%, 4/1/2008, Callable 4/1/2005 @ 102 ................    1,000,000          1,084,480
                     Triborough Bridge & Tunnel Authority (7.4%)
    Aa3/AA-             General Purpose, General Obligation, Series A, 5.00%,
                           1/1/2027, Callable 1/1/2012 @ 100 ......................................    8,600,000          8,455,261
                                                                                                                       ------------
                     Total New York State Agencies                                                                       75,539,997
                                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                                                                                      Principal           Value
Credit Ratings**     Municipal Securities -- continued                                                  Amount           (Note 2)
----------------     ---------------------------------                                                ----------       ------------
                     Other New York State Bonds (22.2%)
     A3/NR           Albany Housing Authority, Limited Obligation, 6.25%, 10/1/2012,
                        Callable 10/1/2005 @ 102 ..................................................   $1,000,000       $  1,087,680
    Aaa/AAA          Buffalo Municipal Water Finance Authority, Water System
                        Revenue, 5.75%, 7/1/2019, Callable 7/1/2005 @ 102, (FGIC) .................      500,000            531,995
    Aaa/AAA          Evans, General Obligation, 6.80%, 4/15/2012, Non Callable,
                        Bank Qualified, (AMBAC) ...................................................      225,000            275,279
    Aaa/AAA          Evans, General Obligation, 6.80%, 4/15/2013, Non Callable,
                        Bank Qualified, (AMBAC) ...................................................      225,000            274,709
    NR/AAA           Lillian Cooper Housing Development Corporation, Mortgage
                        Revenue, Series A, 7.00%, 1/1/2022, Callable 4/19/2002
                        @ 100, (FNMA)(FHA) ........................................................    1,100,000          1,114,564
    Aaa/AAA          Long Island Power Authority, Series A, 5.25%, 12/1/2026,
                        Callable 6/1/2008 @ 101, (AMBAC) ..........................................    1,600,000          1,619,072
    Aaa/AAA          Metropolitan Transportation Authority, New York, Dedicated Tax
                        Fund, Series A, 5.00%, 11/15/2031, Callable 11/15/2011
                        @ 100, (FGIC) .............................................................    3,000,000          2,954,129
    Aaa/AAA          Metropolitan Transportation Authority, New York, Commuter
                        Facilities Revenue, Series B, 5.00%, 7/1/2017, Callable
                        7/1/2007 @ 102, (AMBAC) ...................................................    2,000,000          2,039,160
    Aaa/AAA          Monroe County, 4.75%, 3/1/2019, Callable 3/1/2012 @ 100,
                        (FGIC) ....................................................................    1,000,000            980,570
    Aaa/NR           Monroe County Industrial Development Agency, Civic Facility,
                        Nazareth College, 5.00%, 10/1/2031, Callable 10/1/2011
                        @ 101, (MBIA) .............................................................    1,000,000            981,780
    NR/AAA           Monroe County Industrial Development Agency, Civic Facility,
                        Nazareth College, 5.25%, 4/1/2023, Callable 4/1/2008
                        @ 101, (MBIA) .............................................................      500,000            509,865
    Aaa/AAA          Mount Sinai Union Free School District, General Obligation,
                        6.20%, 2/15/2012, Non Callable, (AMBAC) ...................................    1,065,000          1,252,781
     NR/AA           Niagara County, New York, Industrial Development Agency, Civic
                        Facilities Revenue, Niagara University Project, Series A,
                        5.50%, 11/1/2016, Callable 11/1/2011 @ 101,
                        (SPA - HSBC Bank USA) .....................................................    2,000,000          2,093,479
    Aaa/AAA          North Hempstead, General Obligation, Series B, 6.375%,
                        4/1/2009, Non Callable, (FGIC) ............................................      570,000            663,714
    Aaa/AAA          North Hempstead, General Obligation, Series B, 6.40%, 4/1/2010,
                        Non Callable, (FGIC) ......................................................      560,000            658,252
    NR/AAA           Village of East Rochester Housing Authority (New York) Revenue
                        Bonds, North Park Nursing Home, 5.20%, 10/20/2024,
                        Callable 10/20/2011 @ 101, (GNMA) .........................................    1,620,000          1,621,215
    NR/AAA           Oneida County Industrial Development Agency, Mohawk Valley
                        Network, St. Luke's Memorial Hospital, 5.00%, 1/1/2013,
                        Callable 1/1/2008 @ 101, (FSA) ............................................    2,000,000          2,091,140

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                                                                                      Shares or
                                                                                                      Principal           Value
Credit Ratings**     Municipal Securities -- continued                                                  Amount           (Note 2)
----------------     ---------------------------------                                                ----------       ------------
                     Other New York State Bonds--continued
    Aaa/AAA          Oneida County, General Obligation, 0.00%, 4/15/2015,
                        Non Callable, (AMBAC) .....................................................   $  500,000       $    271,920
    Aaa/AAA          Suffolk County, General Obligation, Series C, 5.00%, 9/15/2015,
                        Callable 9/15/2008 @ 101, (FGIC) ..........................................      965,000            996,749
    Aaa/AAA          Suffolk County, General Obligation, Series C, 5.00%, 9/15/2016,
                        Callable 9/15/2008 @ 101, (FGIC) ..........................................      550,000            563,855
    Aaa/AAA          Suffolk County, General Obligation, Series C, 5.00%, 9/15/2017,
                        Callable 9/15/2008 @ 101, (FGIC) ..........................................      480,000            489,034
    Aaa/AAA          Suffolk County, General Obligation, Series D, 5.00%, 11/1/2015,
                        Callable 11/1/2008 @ 101, (FGIC) ..........................................    1,125,000          1,162,496
    Aaa/AAA          Suffolk County, General Obligation, Series D, 5.00%, 11/1/2016,
                        Callable 11/1/2008 @ 101, (FGIC) ..........................................    1,110,000          1,138,316
                                                                                                                       ------------
                     Total Other New York State Bonds                                                                    25,371,754
                                                                                                                       ------------
                     Other Municipal Bonds (6.6%)
                     Guam (0.9%)
    Aaa/AAA             Guam Government, Limited Obligation Highway Revenue,
                           Series A, 6.25%, 5/1/2007, Pre-Refunded 5/1/2002
                           @ 102, (FSA) ...........................................................    1,000,000          1,027,680
                     Puerto Rico (5.7%)
    Aaa/AAA             Puerto Rico "Commonwealth" Highway & Transportation
                           Authority, Series D, 5.00%, 7/1/2032, Callable 7/1/2012
                           @ 100, (FSA) ...........................................................    6,500,000          6,469,385
                                                                                                                       ------------
                                                                                                                          7,497,065
                                                                                                                       ------------
                     Total Municipal Securities (Cost $108,000,934)                                                     112,491,394
                                                                                                                       ------------
                     Short Term Investments (1.5%)
                     Dreyfus New York Municipal Cash Management Fund ..............................    1,700,000          1,700,000
                                                                                                                       ------------
                     Total Investments (Cost $109,700,934) (a)-- 100.0%                                                 114,191,394
                     Liabilities in excess of other assets-- 0.0%                                                           (28,666)
                                                                                                                       ------------
                     Net Assets-- 100.0%                                                                               $114,162,728
                                                                                                                       ============

----------
(a)   Represents  cost for federal income tax and financial  reporting  purposes and differs from the value by net unrealized appreciation of securities as follows:
      Unrealized appreciation                                                                                            $4,500,788
      Unrealized depreciation                                                                                               (10,328)
                                                                                                                         ----------
      Net unrealized appreciation                                                                                        $4,490,460
                                                                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

** Credit Ratings given by Moody's Investors Service Inc. and Standard & Poor's Corporation (unaudited).

Moody's    Standard & Poor's

  Aaa             AAA               Instrument  judged  to  be  of  the  highest
                                    quality and carrying the smallest amount of investment risk.

  Aa              AA                Instrument  judged to be of high  quality by
                                    all standards.

   A               A                Instrument  judged to be adequate quality by
                                    all standards.

  Baa             BBB               Instrument  judged to be moderate quality by
                                    all standards.

  NR              NR                Not Rated.  In the opinion of the Investment
                                    Adviser,   instrument   judged   to   be  of
                                    comparable   investment   quality  to  rated
                                    securities which may be purchased by the Fund.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Abbreviations used in this statement:

AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

FGIC Insured as to principal and interest by the Financial Guarantee Insurance Corporation.

FHA                     Insured by the Federal Housing Administration.

FNMA                    Insured by the Federal National Mortgage Association.

FSA                     Insured  as  to  principal  and  interest  by  Financial
                        Security Assurance.

GNMA                    Insured by the Government National Mortgage Association.

MBIA Insured as to principal and interest by the Municipal Bond Insurance Association.

SPA-HSBC Bank USA       Insured as to  principal  and  interest by the HSBC Bank
                        USA.

SONYMA Insured as to principal and interest by the State of New York Mortgage Association.

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                       Statement of Assets and Liabilities
                                February 28, 2002

Assets:
   Investments in securities, at value (cost $109,700,934) (Note 2) ..............................................     $114,191,394
   Cash ..........................................................................................................          385,576
   Interest receivable ...........................................................................................        1,205,054
   Receivable for investments sold ...............................................................................        1,455,641
   Prepaid expenses ..............................................................................................            7,131
                                                                                                                       ------------
     Total Assets ................................................................................................      117,244,796
Liabilities:
   Dividends payable .............................................................................     $    38,610
   Payable for investments purchased .............................................................       2,968,061
   Advisory fee payable (Note 4) .................................................................          34,131
   Administrative services fee payable (Note 4) ..................................................           1,588
   Other accrued expenses ........................................................................          39,678
                                                                                                       -----------
     Total Liabilities ...........................................................................................        3,082,068
                                                                                                                       ------------
Net Assets .......................................................................................................     $114,162,728
                                                                                                                       ============
Net Assets:
Net assets consist of:
   Paid-in capital ...............................................................................................     $109,755,768
   Undistributed net investment income ...........................................................................           33,368
   Net realized losses on investments, distributions in excess ...................................................         (116,868)
   Net unrealized appreciation/(depreciation) on investments .....................................................        4,490,460
                                                                                                                       ------------
Net Assets .......................................................................................................     $114,162,728
                                                                                                                       ============
Builder Class:
   Net Assets ....................................................................................     $54,252,577
   Shares of Beneficial Interest Outstanding .....................................................       3,047,808
                                                                                                       -----------
   Builder Class--offering and redemption price per share ........................................     $     17.80
                                                                                                       ===========
Premier Class:
   Net Assets ....................................................................................     $59,910,151
   Shares of Beneficial Interest Outstanding .....................................................       3,365,138
                                                                                                       -----------
   Premier Class--offering and redemption price per share ........................................     $     17.80
                                                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                             Statement of Operations
                          Year Ended February 28, 2002

Investment income:
   Interest ......................................................................................................     $5,827,098
   Dividend ......................................................................................................         55,606
                                                                                                                       ----------
 .................................................................................................................      5,882,704
Expenses:
   Advisory fees (Note 4) ........................................................................     $   445,452
   Administrative services fees (Note 4) .........................................................         200,000
   Transfer agency fees (Builder Class) (Note 4) .................................................         178,339
   Transfer agency fees (Premier Class) (Note 4) .................................................          41,287
   Professional fees .............................................................................          89,270
   Custody fees ..................................................................................          39,394
   Fund accounting fees (Note 4) .................................................................          57,965
   Trustees' fees ................................................................................          29,673
   Other .........................................................................................          63,703
                                                                                                       -----------
     Total expenses ..............................................................................       1,145,083
     Less: Custody fee credit ....................................................................          (8,836)
                                                                                                       -----------
   Total net expenses ............................................................................................      1,136,247
                                                                                                                       ----------
Net investment income ............................................................................................      4,746,457
                                                                                                                       ----------
Realized and Unrealized Gains on Investments (Notes 2 and 3)
   Net realized gains on investments .............................................................         979,912
   Net increase in unrealized appreciation/(depreciation) on
     investments .................................................................................         782,853
                                                                                                       -----------
     Net gains on investments ....................................................................................      1,762,765
                                                                                                                       ----------
Net Increase in Net Assets Resulting From Operations .............................................................     $6,509,222
                                                                                                                       ==========

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                       Statements of Changes in Net Assets

                                                                                            Year Ended               Year Ended
                                                                                         February 28, 2002        February 28, 2001
                                                                                         -----------------        -----------------
Change in Net Assets:
Operations:
Net investment income ............................................................         $  4,746,457             $  4,919,407
Net realized gains on investments ................................................              979,912                1,792,561
Net increase in unrealized appreciation/(depreciation) on
   investments ...................................................................              782,853                7,045,483
                                                                                           ------------             ------------
   Net increase in net assets resulting from operations ..........................            6,509,222               13,757,451
                                                                                           ------------             ------------
Distributions to shareholders from:
Net investment income--Builder Class .............................................           (2,160,779)              (2,234,535)
Net investment income--Premier Class .............................................           (2,547,144)              (2,684,872)
Net realized gains on investments--Builder Class .................................             (511,229)                      --
Net realized gains on investments--Premier Class .................................             (567,000)                      --
                                                                                           ------------             ------------
   Total distributions ...........................................................           (5,786,152)              (4,919,407)
                                                                                           ------------             ------------
Capital Transactions:
Proceeds from shares issued--Builder Class .......................................            2,810,813                3,512,317
Proceeds from shares issued--Premier Class .......................................            1,734,125                2,789,341
Dividends reinvested--Builder Class ..............................................            2,377,742                1,971,474
Dividends reinvested--Premier Class ..............................................            2,699,563                2,297,262
Cost of shares redeemed--Builder Class ...........................................           (5,213,367)              (6,078,246)
Cost of shares redeemed--Premier Class ...........................................           (5,324,674)              (4,957,939)
                                                                                           ------------             ------------
Net decrease in net assets from capital share transactions .......................             (915,798)                (465,791)
                                                                                           ------------             ------------
   Net increase/(decrease) in net assets .........................................             (192,728)               8,372,253
Net Assets:
Beginning of period ..............................................................          114,355,456              105,983,203
                                                                                           ------------             ------------
End of period ....................................................................         $114,162,728             $114,355,456
                                                                                           ============             ============
Share Transactions:
Issued--Builder Class ............................................................              158,382                  206,272
Issued--Premier Class ............................................................               97,859                  164,051
Reinvested--Builder Class ........................................................              134,183                  115,937
Reinvested--Premier Class ........................................................              152,310                  135,063
Redeemed--Builder Class ..........................................................             (293,799)                (358,879)
Redeemed--Premier Class ..........................................................             (300,271)                (293,631)
                                                                                           ------------             ------------
Change in shares .................................................................              (51,336)                 (31,187)
                                                                                           ============             ============

    The accompanying notes are an integral part of the financial statements.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                          Notes to Financial Statements

1.    Organization:

      The Empire Builder Tax Free Bond Fund (the "Fund") was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund has an unlimited number of shares authorized with no par value.

      The Fund offers two classes of shares; the Builder Class and the Premier Class. Each class of shares outstanding bears the same dividend, liquidation and other rights and conditions, except that the Builder Class shares and the Premier Class shares bear separate transfer agency expenses. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2.    Significant Accounting Policies:

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

      Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

Security Valuation

      Tax-exempt securities for which transaction prices are not readily available are valued at their fair value as determined by an independent pricing service approved by the Fund's Board of Trustees. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and the Fund's Investment Adviser, under the general supervision of the Trustees of the Fund.

      Securities for which quotations are readily available are stated at market value. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market value.

Security Transactions and Investment Income

      Security transactions are accounted for on the trade date. Interest and dividend income, which includes amortization of premium and accretion of discounts, is accrued as earned. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

Taxes

      The Fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its tax-exempt and taxable income. Therefore, no federal income tax provision is required.

      In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

Futures Contracts

      The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indices to hedge against changes in the value of New York tax-exempt bonds the Fund owns or expects to purchase. The Fund may also purchase and sell futures and options on U.S. Treasury securities in order to hedge against interest rate changes or other general changes in market values.

      Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedge assets. No futures were held on February 28, 2002.

Distributions and Dividends

      Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes at least annually substantially all net capital gains, if any, realized from portfolio transactions.

      The amounts of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Determination of Net Asset Value and Allocation of Expenses

      In calculating net asset value per share of each class, investment income and expenses, other than class-specific expenses, are allocated daily to each class of shares based on the value of outstanding settled shares.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

Other

      The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amounts of interest earned on such uninvested cash balance. There was no effect on net investment income. The Fund could have invested such cash amounts in an income-producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with the Fund's custodian.

3.    Purchases and Sales of Investment Securities:

      Purchases  and  sales  of  investment  securities,   excluding  short-term
investments, during the year ended February 28, 2002, amounted to $110,810,714 and $107,307,484, respectively.

4.    Advisory Fees and Other Related Party Transactions:

      The Fund retains Glickenhaus & Co. (the "Adviser") to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee computed daily and paid monthly, at the annual rates of 0.40% of the first $100,000,000 of average daily net assets and 0.3333% of any excess over $100,000,000.

      Glickenhaus has agreed to a reduction of advisory fees to the extent that the Fund's expenses, including the advisory fees, exceed 1.50% of the Fund's average annual net assets. For the year ended February 28, 2002, there was no reduction of advisory fees pursuant to this agreement.

      BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Fund's administrator, transfer agent, fund accountant and assists the Fund in all aspects of its administration and operation. BISYS is entitled to receive fees as well as be reimbursed for certain out-of-pocket expenses incurred for providing these services.

5.    Federal Income Tax Information (Unaudited):

      During the year ended February 28, 2002, the Fund declared tax-exempt income distributions of $4,690,619.

      During the year ended February 28, 2002, the Fund paid long-term capital gain distributions of $160,724.

      Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended February 28, 2002, the Fund deferred to March 1, 2002 post October capital losses of $147,330.

6.    Distributions to Shareholders:

      The tax character of distributions paid during the fiscal year ended February 28, 2002 was as follows:

                                            Distributions paid from
                                        ------------------------------
                                        Net Investment   Net Long Term   Total Taxable     Tax Exempt     Tax Return   Distributions
                                            Income       Capital Gains   Distributions    Distributions     Capital        Paid
                                        --------------   -------------   -------------    -------------   ----------   -------------
Empire Builder Tax
   Free Bond Fund ..................        $923,471      $160,724        $1,084,195       $4,690,619       $   --      $5,774,814*

----------
* Total distributions paid for financial reporting purposes on the Statement of Changes in Net Assets do not differ materially from distributions for tax purposes.

THE EMPIRE BUILDER TAX FREE BOND FUND

                              Financial Highlights
      For a share of beneficial interest outstanding throughout each period

                                     Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
                                 February 28, 2002   February 28, 2001   February 29, 2000   February 28, 1999   February 28, 1998
                                 -----------------   -----------------   -----------------   -----------------   -----------------
                                 Builder   Premier   Builder   Premier   Builder   Premier   Builder   Premier   Builder   Premier
                                  Class     Class     Class     Class     Class     Class     Class     Class     Class     Class
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
Net Asset Value,
  Beginning
  of Period .................    $ 17.69   $ 17.69   $ 16.32   $ 16.32   $17.88    $ 17.88   $ 18.22   $ 18.22   $ 17.73   $ 17.73
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
Income from
  Investment
  Operations:
    Net investment
      income ................       0.72      0.77      0.73      0.79     0.78       0.84      0.75      0.80      0.79      0.84
    Net realized and
      unrealized
      gains/(losses)
      on investments ........       0.27      0.27      1.37      1.37    (1.55)     (1.56)     0.11      0.12      0.56      0.56
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
    Total from
      Investment
      Operations ............       0.99      1.04      2.10      2.16    (0.77)     (0.72)     0.86      0.92      1.35      1.40
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
Less Distributions:
  Distributions from
    net investment
    income ..................      (0.71)    (0.76)    (0.73)    (0.79)   (0.76)     (0.81)    (0.75)    (0.81)    (0.79)    (0.84)
  Distributions from
    net realized
    capital gains ...........      (0.17)    (0.17)       --        --    (0.03)     (0.03)    (0.45)    (0.45)    (0.07)    (0.07)
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
  Total distributions              (0.88)    (0.93)    (0.73)    (0.79)   (0.79)     (0.84)    (1.20)    (1.26)    (0.86)    (0.91)
                                 -------   -------   -------   -------   ------    -------   -------   -------   -------   -------
Net Asset Value,
  End of Period .............    $ 17.80   $ 17.80   $ 17.69   $ 17.69   $16.32    $ 16.32   $ 17.88   $ 17.88   $ 18.22   $ 18.22
                                 =======   =======   =======   =======   ======    =======   =======   =======   =======   =======
Total Return ................       5.74%     6.01%    13.15%    13.53%   (4.39)%    (4.12)%    4.87%     5.17%     7.82%     8.08%
Ratios/Supplementary
  Data:
  Net Assets, End
    of Period (in
    thousands) ..............    $54,253   $59,910   $53,937   $60,418   $0,347    $55,636   $57,610   $63,657   $59,091   $64,439
  Ratios of Net
    Investment
    Income to
    Average Net
    Assets ..................       4.04%     4.30%     4.31%     4.65%    4.47%      4.75%     4.15%     4.44%     4.42%     4.66%
  Ratios of Expenses
    to Average
    Net Assets ..............       1.14%     0.88%     1.20%     0.86%    1.08%      0.79%     1.11%     0.82%     1.06%     0.81%
  Ratios of Expenses
    to Average
    Net Assets* .............       1.14%     0.88%     1.22%     0.88%    1.12%      0.83%     1.15%     0.86%     1.16%     0.91%
  Portfolio Turnover
    Rate (a) ................      98.29%    98.29%   121.96%   121.96%   90.84%     90.84%   174.34%   174.34%   201.00%   201.00%

----------
* The ratio does not include a reduction of expenses for custodian fee credits of cash balances maintained with the custodian.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Empire Builder Tax Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Empire Builder Tax Free Bond Fund (the "Fund") at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, OH
April 9, 2002

                                 THE MANAGEMENT

                              Trustees (Unaudited)

                                                                                                      Number of
                               Positions                                                             Portfolios
                               Held With                                                            Overseen for     Directorships
                            Empire Builder       Term of                                           Empire Builder    Held Outside
Name, Address, and             Tax Free       Office/Length          Principal Occupation(s)          Tax Free         the Fund
Birthdate                      Bond Fund     of time served          During the Past 5 Years          Bond Fund         Complex
-------------------         --------------   --------------    ----------------------------------- --------------    -------------
SETH M. GLICKENHAUS .......     Trustee       since 4/9/84     Senior Partner of Glickenhaus & Co.        1               None
Six East 43rd Street
New York, NY 10017
3/12/14

EDWARD A. FALKENBERG ......     Trustee       since 6/20/89    Retired Vice President and Controller,     1               None
Seagram Company Ltd                                            Joseph E. Seagram & Sons, Inc. and
800 Third Avenue                                               Controller, Seagram Company Ltd.
New York, NY 10022
9/26/40

EDWARD A. KUCZMARSKI ......     Trustee       since 4/9/84     Certified Public Accountant and Partner,   1           NY Daily Tax
Hays & Company                                                 Hays & Company                                       Free Income Fund
477 Madison Ave.,
10th Flr
New York, NY 10022
11/7/49

ELIZABETH B. NEWELL .......     Trustee       since 4/9/84     Trustee, International Preschools          1           NY Daily Tax
23 West Street                                                                                                       Free Bond Fund
Olsney Island
Oxford OX20BQ
England
7/31/40

JOHN P. STEINES ...........     Trustee       since 8/6/84     Professor of Law, New York University      1           NY Daily Tax
New York University                                            School of Law                                        Free Income Fund
School of Law, Rm 440
40 Washington Square. So.
New York, NY 10012
10/8/48

                              [LOGO]EMPIRE BUILDER
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886



                              [LOGO]EMPIRE BUILDER
                               TAX FREE BOND FUND
                                  Annual Report
                                February 28, 2002

                       Investment Adviser and Distributor

                                Glickenhaus & Co.
                               6 East 43rd Street
                            New York, New York 10017

                                  Administrator

                         BISYS Fund Services Ohio, Inc.
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                    Transfer and Shareholder Servicing Agent

                            BISYS Fund Services Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                    Custodian

                          State Street Bank & Trust Co.
                             800 Pennsylvania Avenue
                                    5th Floor
                           Kansas City, MO 64105-1307

                                  Legal Counsel

                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                             Independent Accountants

                           PricewaterhouseCoopers LLP
                               100 E. Broad Street
                              Columbus, Ohio 43215
                                Customer Service
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886

This report is submitted for the information of the shareholders of the Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund's objectives and policies, record, management, sales commission and other data.

102608